UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2023 (May 1, 2023)

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNEQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

As previously disclosed, Sorrento Therapeutics, Inc. (“Sorrento” or the “Company”) and its wholly-owned direct subsidiary, Scintilla Pharmaceuticals, Inc. (“Scintilla” and, together with the Company, the “Debtors”), commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) on February 13, 2023.

On May 1, 2023, each of the Debtors filed with the Bankruptcy Court its monthly operating report for the period beginning February 13, 2023 and ended February 28, 2023 (collectively, the “Monthly Operating Reports”). The Monthly Operating Reports are attached hereto as Exhibit 99.1 and Exhibit 99.2, and are incorporated herein by reference. This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Reports and other filings with the Bankruptcy Court related to the Chapter 11 Cases may be available electronically at https://cases.stretto.com/sorrento/court-docket/.

The information contained in this Item 7.01 and in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K and/or the Monthly Operating Report may include certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements include statements regarding the Monthly Operating Reports and other documents filed with the Bankruptcy Court and the Chapter 11 Cases. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including risks associated with Sorrento’s ability to pursue and execute any of the Potential Transactions; the unpredictability of trading markets and whether a market will be established for the Company’s common stock; general economic, political and business conditions; risks related to the ongoing COVID-19 pandemic; the risk that the potential product candidates that Sorrento develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Sorrento's product candidates; the risk that Sorrento will be unable to successfully market or gain market acceptance of its product candidates; the risk that Sorrento's product candidates may not be beneficial to patients or successfully commercialized; the risk that Sorrento has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; risks that the results of the Phase 2 trial for SP-103 or Phase 1 trials for SP-104 may not be successful; risks that the prior results of the clinical trials of SP-102 (SEMDEXA™), SP-103 or SP-104 may not be replicated; regulatory and intellectual property risks; the potential adverse impact of the Company’s bankruptcy proceedings pursuant to Chapter 11 (the “Chapter 11 Cases”) on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process; the effect of the Chapter 11 Cases on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process; the timing or amount of any recovery, if any, to the Company’s stakeholders; any effects of the Chapter 11 Cases on the Potential Transactions; the trading of the Company’s common stock on the Pink Open Market; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Monthly Operating Report of Sorrento Therapeutics, Inc. for the period beginning February 13, 2023 and ended February 28, 2023, filed with the United States Bankruptcy Court for the Southern District of Texas.
99.2	Monthly Operating Report of Scintilla Pharmaceuticals, Inc. for the period beginning February 13, 2023 and ended February 28, 2023, filed with the United States Bankruptcy Court for the Southern District of Texas.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: May 2, 2023	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer